                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

      Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18 U.S.C. ss.
1350),  the  undersigned,  James Weber,  Chief  Financial  Officer of FalconStor
Software, Inc., a Delaware Corporation (the "Company"),  does hereby certify, to his knowledge, that:

      The Annual Report on Form 10-K for the year ended December 31, 2006 of the
Company (the "Report")  fully complies with the  requirements  of Sections 13(a)
and 15(d) of the Securities Exchange Act of 1934, and the information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                         /s/ James Weber
                                                         -----------------------
                                                         James Weber
                                                         Chief Financial Officer
                                                         March 14, 2007